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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 30, 2004

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                                RIM HOLDINGS INC.
               (Exact name of registrant as specified in charter)

             NEVADA                     000-31047               86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 Incorporation or organization)                              Identification No.)

                         7579 E. Main Street, Suite 100
                              Scottsdale, AZ 85251
                    (Address of Principal Executive Offices)

                                  480-970-3336
                            (Issuer Telephone Number)

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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed by Registrant within 60 days, as described in Item 7 below.


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement ("Shareholder SPA"), Christina M. Strauch, Michael K. Hair, P.C., Robert H. Korndorffer (collectively, the "Selling Shareholders") sold 8,888,224 shares of the common stock of the Company for $225,000 (the "Sale") to Best Development Company, Ltd., a British Virgin Islands corporation and Jie Zhu, an individual. In connection with this transaction, the Company will also redeem 1,000,000 shares of the Company's common stock held by Christina M. Strauch. As a result, the 8,888,224 shares of the common stock of the Company sold represented approximately 50.1% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan.

     The proceeds from the Sale were then loaned to the Company by the Selling Shareholders. The Company used such proceeds to pay off the liabilities of the Company. Both Christina M. Strauch and Robert Korndorffer were issued convertible promissory notes as consideration for the loans which are convertible into 3,993,700 and 1,126,300 shares, respectively, of the Company's restricted common stock. Michael K. Hair, P.C. assigned his convertible promissory note to Nimish Patel, counsel for the Company, as partial payment for legal services provided to the Company. This promissory note is convertible into 833,320 shares of the Company's restricted common stock. The Sale and the contributions described in this paragraph referred to herein as the "Transactions."

     The closing date for the Agreement was June 18, 2004.

     As part of the Transactions, the following changes to the Company's directors and officers have occurred or will occur:

     o Christina M. Strauch resigned as the Company's Chairman, Chief Executive Officer, Treasurer and Chief Financial Officer effective June 22, 2004.
     o Robert H. Kordorffer resigned from the Board of Directors effective as of June 22, 2004.
     o    Mr.  Lee Kam Man was  appointed  as the  Company's  CEO as of June 22,
          2004.
     o Both Mr. Lee Kam Man and Mr. Li Shilong were appointed as directors of the Company, subject to the 10-day Period after the filing of an Information Statement pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934.

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

     In addition, the press release describing this transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the Stock Purchase Agreement, dated as of June 29, 2004 (the "Eurofaith Stock Purchase Agreement"), by and among Rim Holdings, Inc., a Nevada corporation (the "Company") and Eurofaith Holdings, Inc., a British Virgin Islands Corporation ("EuroFaith"), the Company acquired 50% of the outstanding shares of Starway Management Ltd., a British Virgin Islands company ("Starway") from EuroFaith (the "Acquisition"). The purchase price for such stock was $120,000,000 payable by the Company's issuance of a convertible promissory note on the Closing Date (the "Note"). The Note may be convertible into 223,073,380 shares of the Company's common stock upon maturity at the discretion of the Company. EuroFaith may also convert at any time prior to the maturity. The closing of the Acquisition (the "Closing") occurred on June 30, 2004 (the "Closing Date"). Immediately after the closing of this transaction, the Company redeemed 1,000,000 shares of the Company's common stock from Christina M. Strauch in exchange for all of the shares of Rimmer Computer, Inc., an Arizona corporation ("Rimmer").

     Prior to the transaction, the Company was a holding company holding all of the shares of Rimmer. Rimmer is an approved technical service provider for computer hardware and software system manufacturers such as Novell, Microsoft, IBM, Compaq, Hewlett Packard, Cisco and others. Rimmer employs five people and the individual technicians have received certifications such as Microsoft Certified System Engineer and Certified NetWare Engineer. All of Rimmer's customers are currently located in the Phoenix, Arizona area. Since the Closing, the Company's primary operations now consist of the operations of Starway.

     Rimmer had short-term liabilities of approximately $326,000 at December 31, 2003. Even after payment of approximately $170,000 of debts, Rimmer would have $156,000 of short-term liabilities and only $23,352 of current assets at December 31, 2003, with a net worth of approximately ($111,552). Because the amount of its current liabilities and its negative net worth, Rimmer has little or no going concern value. Rimmer has not generated a profit for the Company during any of the last 2 fiscal years, and will be only a marginal operating entity without expenditure of substantial marketing capital in the future. With its current assets of $23,352, Rimmer has minimal liquidation value. The Company has received no verbal or written offers from third parties to purchase Rimmer.

     Starway was incorporated in the British Virgin Islands on September 15, 1998. Starway, through its two wholly owned subsidiaries Shenzhen Dicken Technology Development Limited and Shenzhen Dicken Industrial Development Limited, is a People's Republic of China based manufacturer of energy saving products for use in commercial and industrial settings.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     On June 22, 2004, Christina M. Strauch and Robert Korndorffer resigned as directors of the Registrant pursuant to the terms of the Shareholder SPA. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Ms. Strauch and Mr. Korndorffer's resignations are filed as Exhibit 17.1 and
17.2 to this Form 8-K.

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

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS.

Exhibit
 Number   Description
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 10.1     Stock  Purchase  Agreement  dated  as of June  16,  2004 by and  among
          Christina M. Strauch, Michael K. Hair, P.C., Robert Korndorffer and Best Development Company, Ltd.

 10.2 Stock Purchase Agreement dated as of June 29, 2004 by and between Eurofaith Holdings, Inc. and Rim Holdings, Inc. and Convertible Promissory Note

 10.3     Financial   Statements  of  VitroCo   Materials,   LLC  and  VitroTech
          Corporation.(1)

 10.4     Pro Forma Financial Information.(1)

 17.1     Resignation of Director - Christina M. Strauch

 17.2     Resignation of Director - Mike Korndorffer

 99.1     Press Release

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(1)  To be filed by amendment within 60 days.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Rim Holdings Inc.


                                                By: /s/ Lee Kam Man
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                                                            Lee Kam Man
                                                                CEO

Dated: June 30, 2004


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